SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

             Date of Report - December 10, 2003

                     TOWER BANCORP, INC.
                     -------------------
   (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)            Number)
Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                             N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)










                 Page 1 of 5 Numbered Pages
              Index to Exhibits Found on Page 4
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The Board of Directors of Tower Bancorp, Inc. declared a first quarter cash dividend of $.20 per share at their December 10, 2003 meeting. The dividend will be paid on January 23, 2004 to shareholders of record as of January 5, 2004.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated December 10, 2003, of Tower
                 Bancorp, Inc.

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.


                 Page 2 of 5 Numbered Pages
              Index to Exhibits Found on Page 4
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  December 10, 2003     /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer

































                 Page 3 of 5 Numbered Pages
              Index to Exhibits Found on Page 4

                        EXHIBIT INDEX


                                                Page Number
                                                In Manually
 Exhibit                                          Signed
Original

   99   News Release, dated December 10, 2003,
          of Tower Bancorp, Inc.                     5




































                 Page 4 of 5 Numbered Pages
              Index to Exhibits Found on Page 4

                                              Exhibit 99


FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137

     TOWER BANCORP, INC. DECLARES FIRST QUARTER DIVIDEND

GREENCASTLE, PA December 10, 2003 - The Board of Directors of Tower Bancorp, Inc. declared a first quarter cash dividend of $.20 per share at their December 10, 2003 meeting. The dividend will be paid on January 23, 2004 to shareholders of record as of January 5, 2004.
    Tower Bancorp, Inc.'s sole subsidiary, The First
National Bank of Greencastle, is the oldest, locally owned bank in Franklin County and operates eight office locations throughout Franklin County, PA and Washington County, MD.
The Bank will soon open its ninth office located at 2001
Lincoln Way East in Chambersburg, PA.
    Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First
National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg,
Quincy, Shady Grove, Waynesboro, and Hagerstown, MD.







                             ###
                 Page 5 of 5 Numbered Pages
              Index to Exhibits Found on Page 4